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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 1997

                                                FILE NO.
                                                        ---------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-A

                          FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           ENERGY SEARCH, INCORPORATED
             (Exact name of registrant as specified in its charter)


               TENNESSEE                                 62-1423071
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


280 FORT SANDERS WEST BLVD., SUITE 200, KNOXVILLE, TN              37922
       (Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:


 Units comprised of one share of Common Stock, no par value and one Redeemable
     Series A Common Stock Purchase Warrant, each to purchase one share of
                          Common Stock, no par value
--------------------------------------------------------------------------------
                               (Title of class)

                          Common Stock, no par value
--------------------------------------------------------------------------------
                               (Title of class)


              Redeemable Series A Common Stock Purchase Warrants,
           each to purchase one share of Common Stock, no par value
--------------------------------------------------------------------------------
                               (Title of class)


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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the securities to be registered hereby is, pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), incorporated by reference from the descriptions thereof set forth under the heading "Description of Securities" in the form of Prospectus contained in the registrant's Registration Statement on Form SB-2, as amended (the "Form SB-2"), filed with the Securities and Exchange Commission (Reg. No. 333-12755) on September 26, 1996, and in the Third Amended and Restated Charter of the registrant filed as Exhibit 3.1 to the Form SB-2, as amended.

ITEM 2. EXHIBITS

        The following exhibits are required to be filed as part of this Registration Statement:

EXHIBIT NUMBER      DESCRIPTION
*3.1                Third Amended and Restated Charter of the Registrant
*3.3                Fourth Amended and Restated Bylaws of the Registrant
*4.1                Specimen of Common Stock Certificate
*4.2                Specimen of Redeemable Series A Common Stock Purchase
                    Warrant Certificate
 4.4                Specimen of Unit Certificate

* Copies of such exhibits are, pursuant to Rule 12b-32 promulgated under the Exchange Act, incorporated herein by reference to the exhibits with the same exhibit number filed as part of the Form SB-2.


                                   SIGNATURE

        Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

        (Registrant)   ENERGY SEARCH, INCORPORATED
                       ---------------------------------------------------------

Date   January 22, 1997
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By     /s/ Richard S. Cooper
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       Richard S. Cooper, President
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